EXHIBIT 32.1



                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Nikolai D. Klinchev , Chief Executive Officer of Chaparral Resources, Inc. (the "company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The company's Annual Report on Form 10-K for the year ended December 31, 2003 ("Annual Report") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934;

and

     2. All of the information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the company.



Date: March 15, 2004                              /s/ Nikolai D. Klinchev
                                                  -----------------------
                                                  Nikolai D. Klinchev
                                                  Chief Executive Officer